UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2004

SECURITY BANK CORPORATION

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	000-23261 (Commission File No.)	58-2107916 (IRS Employer I.D. No.)

4219 Forsyth Road, Macon, Georgia 31210

(Address of principal executive offices)

(478) 722-6200

Registrant’s Telephone Number, including area code

Not applicable

(Former name or former address, if changed since last report)

ITEM 7.	Financial Statements and Exhibits.

(c)       Exhibits

   Exhibit No.        Exhibit

   99.1                    Press Release of Security Bank Corporation dated January 22, 2004

ITEM 12.	Results of Operations and Financial Condition

On January 22, 2004, Security Bank Corporation issued a press release to announce its earnings for the year and quarter ended December 31, 2003, as well as the company’s outlook for 2004. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY BANK CORPORATION

Date: January 23, 2004	By:	/s/ H. Averett Walker

H. Averett Walker President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release distributed January 22, 2004